Exhibit 32
SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
     I, Timothy D. Harris, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Komag, Incorporated on Form 10-K for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Komag, Incorporated.

February 22, 2007	BY:	/s/ Timothy D. Harris

Timothy D. Harris
Chief Executive Officer
     I, Kathleen A. Bayless, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Komag, Incorporated on Form 10-K for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10-K fairly presents in all material respects the financial condition and results of operations of Komag, Incorporated.

February 22, 2007	BY:	/s/ Kathleen A. Bayless

Kathleen A. Bayless
Chief Financial Officer
     This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by Komag, Incorporated for purposes of Section 18 of the Security Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906 has been provided to Komag, Incorporated and will be retained by Komag, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.